SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Sublease”) is made and entered into as of the 31st day of January 31st 2007, by and between NanoViricides, Inc., a Nevada corporation (the “Subtenant”), and Kemira Chemicals, Inc., a Georgia corporation (the “Sublandlord”).

RECITALS

Sublandlord is the tenant of a certain building and improvements (the “Property”) located at 4 Research Drive, Woodbridge, Connecticut, consisting of 20,000 rentable square feet, pursuant to that certain Lease dated as of July 20, 1999 between Research Development of Woodbridge, LLC, as landlord, and Bayer Corporation, as tenant, as amended by First Amendment to Lease dated May 3, 2002, between such parties. In accordance with the provisions of that certain Assignment and Assumption of Lease dated as of March 31, 2006, LANNESS Corporation, a Delaware corporation, the successor to all rights and interest of Bayer Corporation under said lease, assigned to Sublandlord all rights, and Sublandlord assumed all obligations, as tenant under said Lease. Hall Investments, Ltd. is the successor to Research Development of Woodbridge, LLC, and is landlord under the Lease (the “Landlord”). Copies of the Lease dated July 20, 1999, the First Amendment to Lease dated May 3, 2002 and the Assignment and Assumption of Lease dated March 3, 2006 are attached hereto as Exhibit A, and all such instruments taken together are herein referred to as the “Lease Agreement.”

Subtenant desires to sublease from Sublandlord a portion of the Property consisting of approximately 5,000 rentable square feet (the “Premises”), together with the non-exclusive use of certain common areas, all as depicted on Exhibit B attached hereto, and Sublandlord is willing to sublease the Premises to Subtenant on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises as set out in the Recitals of Fact and the terms and covenants of this Sublease, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS

1.    AGREEMENT TO SUBLEASE. Sublandlord hereby subleases the Premises to Subtenant, and Subtenant hereby takes the Premises from Sublandlord, subject to the terms and conditions of this Sublease. The effectiveness of this Sublease is conditioned upon the obtaining of Landlord’s written consent hereto. Subtenant shall surrender the Premises to Sublandlord immediately upon the termination of the Term.

2.    PURPOSE. The Premises shall be used and occupied by Subtenant only for the purposes described in Exhibit C, and for no other purposes without Sublandlord’s written consent. During the term, Subtenant agrees to assume with respect to the Premises any and all responsibility previously borne by Sublandlord in its capacity as tenant under the Lease Agreement regarding compliance by the Premises and the use thereof with, or violation of, any environmental laws, rules or regulations, the Occupational Safety Health Act, the Americans with Disabilities Act that occur during the Term, and the legal use or adaptability of the Premises and the compliance thereof to all applicable laws, building codes, and regulations during the Term. Notwithstanding the above, there shall be no obligation of the Subtenant to modify, alter or conform any preexisting conditions of the Premises to bring the Premises into compliance with the above statutes and acts, except to the extent that Subtenant’s use or alteration of the Premises shall require that the Premises be so brought into compliance. Sublandlord makes no representation or warranty concerning the compliance of the Premises or Property with any such statutes or acts, but Sublandlord represents that it has not been advised of any noncompliance with any such statutes or acts.

3.    TERM. The term of this Sublease (the Term) shall commence on the later of (a) February 1, 2007, or (b) the date Landlord consents to this Sublease, and shall run until January 30, 2009 (the last day of the term of the Lease Agreement), unless sooner terminated by a breach of the terms and conditions of this Sublease, or by an earlier termination or expiration of the Lease Agreement.

4.    BASE RENT. Subtenant agrees to pay Sublandlord as Base Rental for the use of the Premises the sum of One Hundred Forty Thousand Dollars ($140,000.00) per year, payable in equal monthly installments of $11,666.67 each, said Base Rent and all Additional Rent (hereinafter described) being payable without notice or demand in advance without offset or deduction on or before the first day of the Term and on the first (1st) day of every month thereafter. All rents not received by the tenth (10th) day of each month during the term hereof shall be subject to a charge of 3% of the total amount due. Such rental and all additional sums Subtenant is required to pay under the terms of this Sublease, including, but not limited to, Additional Rent, shall be deemed rent. Any rent due for a partial month shall be prorated. Sublandlord covenants and agrees to pay all Base Rent and Additional Rent owed under the provisions of the Lease Agreement promptly when due. Commencing on February 1, 2008, and continuing on the 1st of the month of every month thereafter, (and further provided that Subtenant shall not be in default of any provision under this Sublease), Sublandlord shall have the right to draw from the Security Deposit (as defined in Section 26.5 below), the sum of $4,000.00 as partial payment for the Base Rental, with the remainder monthly installments of $7,667.67 being due and payable from Subtenant as provided hereinabove. Subtenant covenants and agrees that if Subtenant defaults under this Sublease or fails to abide by the covenants and obligations herein, the entire sum of each monthly installment of $11,666.67 shall be due as provided hereinabove and Sublandlord shall not be obligated to offset the Base Rental from the Security Deposit.

5.    ADDITIONAL RENT. Subtenant shall pay concurrently with its monthly Base Rent payments Additional Rent as follows:

5.1   Subtenant shall pay $500.00 per month for the cost of utility services provided.

6.    ADHERENCE TO TERMS AND CONDITIONS OF LEASE.

6.1   Subtenant hereby acknowledges that Sublandlord is now leasing the Premises under the Lease Agreement, which Lease Agreement, other than as expressly amended herein, is incorporated herein by reference as fully as if the terms and provisions of that Lease Agreement were set forth in full in this Sublease. This Sublease is hereby expressly made subject and subordinate to the Lease Agreement; provided however, notwithstanding the incorporation herein of such terms and provisions, or anything otherwise contained in this Sublease to the contrary,

(a)    Sublandlord shall not be obligated to render or provide any of the services required to be provided by Landlord under the Lease Agreement and Sublandlord shall not be obligated to satisfy any obligations or liabilities of Landlord thereunder; and

(b)    Sublandlord shall not have any responsibility or liability to Subtenant (i) on account of any act or omission, default, or breach by Landlord of any term, covenant or condition of the Lease Agreement, or any failure by Landlord to perform any of its obligations under the Lease Agreement, or (ii) by reason of any condition of or on the Property or the Premises now or hereafter existing.

However, upon Subtenant’s written request and at Subtenant’s expense, Sublandlord shall take commercially reasonable action to enforce Sublandlord’s rights under the Lease Agreement with respect to the Premises.

6.2   Except for the payment of rent, which shall be governed solely by the provisions this Sublease, and except as otherwise expressly provided in this Sublease, Subtenant agrees to assume and be bound by the same duties, conditions, limitations and responsibilities with respect to the Premises and Subtenant’s non-exclusive use of the common areas that Sublandlord has to Landlord and that arise during the Term; and Subtenant shall fully indemnify Sublandlord against any responsibility or liability that Sublandlord may incur under to the Lease Agreement by virtue of this Sublease or the occupancy by Subtenant of the Premises.

6.3   Subtenant shall comply with all the terms and conditions of any mortgage, deed of trust or other lien or encumbrance to which this Sublease is subordinate and that are to be performed during the Term, provided that Subtenant shall not be obligated to pay the interest or principal under any such lien or encumbrance contained in the Lease Agreement.

6.4   In the event Sublandlord discontinues the payment of rent and/or additional rent to Landlord, Subtenant, as its option, may pay the rent due hereunder directly to Landlord. If Sublandlord ceases payment of rent to Landlord, then in no event shall Subtenant be required to pay rent and additional rent to Sublandlord.

7.    INSURANCE.

7.1   Sublandlord shall have no obligation to Subtenant to provide insurance or perform any repairs or replacements in the event of any damage to the Premises. During the term of the Sublease and for any further time that Subtenant shall hold the Premises, Subtenant shall keep insurance as is required to be maintained by the tenant with respect to the Premises under the Lease Agreement. Notwithstanding the previous sentence, in no event shall the Subtenant hold any less than $2,000,000 of commercial general liability, umbrella coverage of not less than $1,000,000, worker’s compensation insurance for the full statutory limits, and automobile coverage (if and to the extent that Subtenant’s operations involve vehicular transportation of any kind).

7.2   All insurance provided by Subtenant, as required by this section, shall be carried in favor of Landlord, Sublandlord and Subtenant as their respective interests may appear, naming Sublandlord and Landlord as additional insureds. All insurance shall be written with companies reasonably satisfactory to Landlord and Sublandlord and Subtenant shall provide appropriate certificates of insurance to Landlord and Sublandlord and the holder of any mortgage or other security interest in the Premises prior to or at the time of the signing of this Sublease and, thereafter, upon request.

8.    EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an “Event of Default” hereunder:

8.1   Any part, portion or component of the rent, or any other sums payable under this Sublease are not paid five (5) days after receipt by Subtenant of Sublandlord’s notice that same is past due;

8.2   Any petition is filed by or against Subtenant under any section or chapter of the Federal Bankruptcy Code, and, in the case of a petition filed against Subtenant, such petition is not dismissed within sixty (60) days after the date of such filing; Subtenant becomes insolvent or transfers property in fraud of creditors; Subtenant makes an assignment for the benefit of creditors; or a receiver is appointed for any of the Subtenant’s assets; or

8.3   Subtenant breaches or fails to comply with any other term, provision, condition or covenant of the Lease Agreement or this Sublease, other than the payment of rent, which breach is not cured within the lesser of: (i) twenty (20) days, or (ii) five (5) days before the expiration of any cure period applicable thereto pursuant to the Lease Agreement.

9.    REMEDIES. Upon the occurrence of an Event of Default, Sublandlord may do or perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Sublease:

9.1   Sublandlord may terminate this Sublease, in which event Subtenant shall immediately surrender the Premises to Sublandlord; and if Subtenant fails to do so, Sublandlord may, without prejudice to any other remedy that Sublandlord may have either by law or by this Sublease, enter upon the Premises and expel or remove Subtenant and Subtenant’s personal property with or without force and without being liable to Subtenant in any manner whatsoever for any damages caused thereby;

9.2   Sublandlord may enter the Premises and remove the Subtenant and its personal property and may relet the Premises as the agent and receive any such rent. In such event Subtenant shall be liable to Sublandlord for any deficiency which may arise by reason of such reletting during the remainder of the term or the then current extended term, as applicable, Sublandlord may include, without limitation, brokerage commissions and attorneys’ fees incurred in reletting the Premises and any and all costs and expenses incurred in renovating or altering space to make it suitable for reletting in computing Sublandlord’s costs, losses or damages for which Subtenant is liable as set forth above, and the proceeds of such reletting shall be first applied to such costs and expense, then to the payment of rent and all other indebtedness of Subtenant to Sublandlord hereunder, with the balance, if any, to be held by Sublandlord to be applied in payment of future rent and all other such indebtedness as same becomes due and payable throughout the Term; or

9.3   Sublandlord may pursue any other remedies it may have at law or in equity.

10.   INDEMNIFICATION.

10.1   Subtenant agrees to indemnify, defend and hold harmless Sublandlord from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys’ fees, which may be imposed upon, incurred by or asserted against Sublandlord by reason of Subtenant’s conduct of Subtenant’s business or from any activity, work or thing done, permitted or allowed by Subtenant in or about the Premises or the Property, Subtenant’s breach or default of this Sublease or the Lease Agreement or any negligence or intentional act of Subtenant or Subtenant’s agents, contractors, employees or business invitees. This section shall survive the termination of this Sublease.

10.2   Sublandlord agrees to indemnify, defend and hold harmless Subtenant from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys’ fees, which may be imposed upon, incurred by or asserted against Subtenant by reason of Sublandlord’s conduct of Sublandlord’s business or from any activity, work or thing done, permitted or allowed by Sublandlord in or about the Premises or the Property, Sublandlord’s breach or default of this Sublease or the Lease Agreement or any negligence or intentional act of Sublandlord or Sublandlord’s agents, contractors, employees or business invitees. This section shall survive the termination of this Sublease.

11.   ENVIRONMENTAL LAW COMPLIANCE. Subtenant hereby agrees that Subtenant shall at all times during the Term comply with all laws, rules, regulations and ordinances of all Federal, State, County, regional and/or local authorities having jurisdiction over the Premises (including but not limited to all environmental laws, rules, regulations and/or ordinances of same) and further agrees that Subtenant shall AT NO TIME DURING THE TERM HEREOF STORE OR USE UPON OR UNDER THE PREMISES ANY POLLUTANTS, CONTAMINANTS OR ANY OTHER SUBSTANCES WHICH MAY CAUSE ANY INVESTIGATION BY ANY AGENCY OR INSTRUMENTALITY OF GOVERNMENT. INCLUDING THE ENVIRONMENTAL PROTECTION AGENCY, and the presence of which may be in violation of any of said environmental laws, rules, regulations and/or ordinances or which may be a nuisance or health threat to occupants of the Premises or other persons in the area; provided, however, that Subtenant may use very small quantities of organic chemicals in the normal course of its business operations on the express condition (a) that such use shall comply with all laws, rules, regulations and ordinances, (b) that while on site, such chemicals shall be stored securely in separate containers and (c) that at the conclusion of such use, such chemicals shall be hauled away from the Premises and Property, all in accordance with all laws, rules, regulations and ordinances. In the event Subtenant fails to comply with the previsions hereof, is in violation of the above stated laws, rules, regulations and ordinances, and fails to cure such non-compliance immediately upon discovery of such non-compliance or as promptly thereafter as practicable (but in any event within 10 days of written notice from Sublandlord), then, Sublandlord may seek injunctive relief and damages and may seek to terminate this Sublease. Subtenant hereby indemnifies and saves Sublandlord harmless against any and alt loss, damages and costs, including reasonable attorneys’ fees and expenses which Sublandlord may hereafter suffer, incur or lay out by reason of any liability arising out of environmental Saws, claims or proceedings due solely to the activities of Subtenant on or about the Premises. This indemnification shall extend to any liability Sublandlord may suffer or incur in connection with any toxic waste clean up ordered by any governmental agency or court and arising solely from Subtenant’s activities. The Subtenant’s agreement to indemnify shall not extend to the actions or activities of Landord/owner and Subtenant shall not be liable for Sublandlord’s activities. The provisions hereof shall survive the expiration or termination of this Sublease.

12.   [RESERVED]

13.   ALTERATIONS. Subtenant shall not make any alterations to the Premises without the prior written consent of Sublandlord and of Landlord. Subtenant shall submit plans and specifications for all proposed alterations to Sublandlord and Landlord; following approval thereof, shall require all construction to comply therewith: shall cause all construction to be performed by general contractors) reasonably acceptable to Sublandlord and Landlord; shall cause all alterations to be installed in a good and workmanlike condition, free of all liens and encumbrances; and, in general, shall comply and cause the general contractor(s) to comply in all respects with the provisions of the Lease Agreement pertaining to such alterations. If any improvements or alterations that are made, or of the kind or nature that are made, by Subtenant are required under the provisions of the Lease Agreement to be removed at the end of the term of the Lease Agreement or upon Sublandlord’s vacating the Property, then Subtenant shall be required, at its own expense, to remove such improvements or alterations and to restore the Premises and Property (in regard to such improvements and the removal thereof) as required by the provisions of the Lease Agreement.

14.   BROKERS. Subtenant warrants and represents to Sublandlord that it has dealt with no broker or real estate agent or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone. Sublandlord warrants and represents to Subtenant that it has dealt with no broker or real estate agent except Sublandlord’s Broker, Diane Urbano of Levey, Miller & Maretz, or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone. Further, the parties hereby agree to indemnify, defend and hold the other harmless from and against all liability, cost, or expense arising out of the claims of any other broker or real estate agent claiming by, through or under them, a commission in connection with this Sublease and/or the transaction contemplated by this Sublease, other than Subtenant’s Broker or Sublandlord’s Broker as the case may be. This section shall survive the termination of this Sublease. The parties agree to pay their respective Brokers at their own cost and expense.

15.   EMINENT DOMAIN. In the event of any condemnation of the Premises, all awards and compensation, or proceeds payable to Sublandlord pursuant to the Lease Agreement shall be the property of Sublandlord. No part of any condemnation awards, compensation or proceeds shall be payable to Subtenant.

16.   ESTOPPEL CERTIFICATE. Subtenant shall, at any time, upon not less than seven (7) days prior written notice from Sublandlord, execute, acknowledge and deliver to Sublandlord a statement in writing certifying to such factually accurate statements as Sublandlord, Landlord or their respective assignees reasonably request. Subtenant’s failure to provide such statement within such time period shall be a default by Subtenant under this Sublease and Subtenant shall be deemed to have agreed with the statements contained within such estoppel.

17.   ASSIGNMENT. This Sublease may not be assigned nor the Premises or common areas sub-sublet by Subtenant without the written consent of Sublandlord Any direct or indirect change of control of Subtenant shall be deemed an assignment. In no event shall Subtenant be released from liability in the event of any assignment permitted by Sublandlord.

18.   BINDING EFFECT. This Sublease shall be binding and shall inure to the benefit of both Sublandlord and Subtenant, as well as their respective successors and permitted assigns.

19.   AMENDMENTS. No Amendments or variations of the terms and conditions of this Sublease shall be valid unless in writing and signed by each of Sublandlord and Subtenant.

20.   GOVERNING LAW. This Sublease shall be construed in accordance with the laws of the State in which the Property is located.

21.   PRIOR AGREEMENTS. This Sublease replaces and supersedes any and all prior agreements heretofore entered into by and between Sublandlord and Subtenant for the use of the Premises.

22.   CAPTIONS. The captions and other headings in this Sublease are inserted solely as a matter of convenience and for reference and shall not be used as a part of this Sublease or in construing this Sublease.

23.   WAIVER OF BREACH. The waiver by either party of a breach of any provisions of this Sublease shall not operate or be construed as a waiver of any subsequent breach by either party.

24.   NOTICE. Any notices or other communications required or permitted to be given and instruments referred to herein must be given in writing and delivered by hand, overnight delivery or mailed by certified mail, return receipt requested to the party to whom such notice of communication is directed, to the address of such party, as the same may be modified from time to time, as follows:

SUBLANDLORD:
Kemira Chemicals, Inc.
Woodbridge Technology Center
Woodbridge, CT 06525-2347
Attn.:	Dr. Robert J. Proverb

WITH A COPY TO:
Kemira Chemicals, Inc.
1950 Vaughn Road
Kennesaw, GA 30144
Attn.:	Carolina Den Brok-Perez,
Counsel, North America

SUBTENANT:
NanoViricides, Inc.
4 Research Drive
Woodbridge, CT 06525
Attn.:	Anil R. Diwan

WITH A COPY TO:
Harry Schochat, Esq.
8 Lunar Drive,
Woodbridge, CT 06525

Notices shall be deemed to have been given upon the actual receipt (or rejection of the delivery) by the addressee.

25.   NO RIGHT TO RELY. Nothing stated herein shall give any person other than the parties hereto any right to rely on any of the rights or obligations hereunder and likewise no other person shall be a third-party beneficiary hereof.

26.   SPECIAL STIPULATIONS.

26.1   At inception of the Sublease, Sublandlord shall deliver the Premises in “As-Is” condition, and Sublandlord makes no representations or warranties of the suitability of the Premises for Subtenant.

26.2   Subtenant shall at Subtenant’s own expense maintain the Premises in good repair and in good working order. Subtenant agrees to surrender the Premises in substantially similar conditions, normal wear and tear excepted; provided, however, that Subtenant agrees promptly after execution of this Sublease to provide Sublandlord a written description or report, together with photographs, showing any defects, deficiencies, damage or blemishes existing at the commencement of this Sublease, such report and photos to serve as a baseline for the condition at the beginning of the Term.

26.3   Security locks and cards are to be provided by Sublandlord at Subtenant’s cost. However, Sublandlord makes no representations or warranties concerning the security system and shall have no liability for any security breach or failure.

26.4   Subtenant shall provide separate telephone and data lines and PBX system at Subtenant’s cost (installation thereof to be subject to Section 13 hereof). Sublandlord agrees to assure access to telecommunication lines at a point within the building on the Property in order that Subtenant may, at Subtenant’s cost, extend and connect such lines to Subtenant’s PBX equipment and system by such route and in such manner as is pre-approved by Sublandlord. Each party shall maintain separate control and access to its utility room or closet in which its PBX system is located.

26.5   Within five (5) days after the signing of this Sublease, Subtenant shall deposit With Sublandlord the sum of One Hundred Thousand Dollars ($100,000.00) in cash as a security deposit to secure Subtenant’s performance under this Sublease. Sublandlord agrees to deposit such sum at interest in an account insured by the Federal Deposit Insurance Corporation (using Subtenant’s taxpayer identification number for the reporting of interest). Sublandlord shall have sole signatory power and authority over withdrawals from said account. At the end of the Term and following completion of performance by Subtenant of all of its obligations hereunder, Sublandlord shall return to Subtenant any balance in said account (including accrued interest) that remains after satisfaction of Subtenant’s obligations hereunder.

26.6   Subtenant acknowledges and agrees that at all times this Sublease shall be subject to and governed by the Lease Agreement.

26.7   The parties agree that this Sublease Agreement may be executed via electronic form or via facsimile and that a facsimile counterpart of a party’s signature shall, for all purposes, be treated as an original signature.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease on the day and year first above written.

SUBLANDLORD:

Kemira Chemicals, Inc.
By:	/s/ Robert Proverb,
Title:	Manager

SUBTENANT:

NanoViricides, Inc.

By:	/s/ Eugene Seymour
Title:	C.E.O.

JOINDER OF LANDLORD

The undersigned, Hall Investments, Ltd., as successor to Research Development of Woodbridge, LLC and landlord under the Lease Agreement joins herein for the purpose of consenting, and does hereby consent to the foregoing Sublease, this ____ day of __________, 2007.

LANDLORD:

Hall Investments, Ltd.

By:
Title:

JOINDER OF SUBLANDLORD’S BROKER

The undersigned, Diane Urbano of Levey, Miller & Maretz, as Sublandlord’s Broker under this Sublease Agreement, joins herein for the purpose of consenting, and does hereby consent, to the foregoing Sublease. Dated this 27 day of February, 2007.

SUBLANDLORD’S BROKER

Levey, Miller & Maretz

By:	/s/ Diane Urbano
Diane Urbano, ________